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_______________________________________________________________________________
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  February 28, 2001
                                                         -----------------


                               AURORA FOODS INC.
                 ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        DELAWARE                      333-50681               94-3303521
        --------                      ---------               ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                      Identification No.)


1000 St. Louis Union Station, Suite 300, St. Louis, MO          63103
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  (Address of Principal Executive Offices)                    (ZipCode)



      Registrant's Telephone Number, including Area Code:  (314) 241-0303
                                                           --------------


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                           This is Page 1 of 4 Pages.
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Item 5.  Other Events

On February 28, 2001, Aurora Foods Inc. issued a press release with respect to results for the fourth quarter ended December 31, 2000 and for the fiscal year 2000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1  Press Release dated February 28, 2001.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AURORA FOODS INC.


                                       By: /s/ Christopher T. Sortwell
                                           --------------------------------
                                           Name:   Christopher T. Sortwell
                                           Title:  Chief Financial Officer


Date: February 28, 2001
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                                 EXHIBIT INDEX

Exhibit No.                  Description of Exhibits
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99.1                  Press Release dated February 28, 2001.